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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 1998

                         JONES MEDICAL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                             0-15098                                     43-1229854
(State or other jurisdiction                         (Commission                                 (IRS Employer
of incorporation)                                    File Number)                                Identification No.)
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    1945 CRAIG ROAD, ST. LOUIS, MO                                    63146
    (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (314) 576-6100

   __________________________________________________________________________
          (Former name or former address, if changed since last report)


                          ITEM 2. DISPOSITION OF ASSETS

         On April 30, 1998, Jones Medical Industries, Inc. (the "Registrant") and its wholly-owned subsidiary, JMI-Phoenix Laboratories, Inc. ("JMI-Phoenix") completed the sale of: (i) certain of the Registrant's assets employed in its branded vitamin and nutritional supplement products marketed under the Bronson Pharmaceutical and MD Pharmaceutical tradenames ("Branded Vitamin Products"); and (ii) substantially all of the assets of JMI-Phoenix which manufactures Branded Vitamin Products for the Registrant and performs contract manufacturing of vitamin and nutritional supplement products for others (collectively, the "Transaction Assets"). The sale of the Transaction Assets was completed by the Registrant as part of its plan to discontinue and dispose of its nutritional supplements product line and contract manufacturing operations (the "Discontinued Operations") (see "Introductory Note" and "Business -- Discontinued Operations" in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997).

         The Transaction Assets were sold to Twin Laboratories Inc. ("Twin") and its wholly-owned subsidiaries, Bronson Laboratories, Inc. and Health Factors International, Inc., for a purchase price of $55.0 million in cash subject to future adjustment for changes in working capital as provided in the definitive purchase agreement. Twin is a wholly-owned subsidiary of Twinlab Corporation, a Delaware corporation.




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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         The consolidated financial statements of the Registrant filed as part of: (i) the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997; and (ii) the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998, are incorporated by reference. Such consolidated financial statements have been restated pursuant to applicable accounting principles and regulations to reflect the Discontinued Operations.

(c)      Exhibits.

Exhibit No.                    Exhibit

      2.1 Asset Purchase Agreement dated March 17, 1998 by and among Twin Laboratories Inc., Bronson Laboratories, Inc., the Registrant and JMI-Phoenix (excluding the schedules and exhibits thereto).




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  JONES MEDICAL INDUSTRIES, INC.


                                                  By:    /s/Dennis M. Jones
                                                  ------------------------------
                                                  Name:  Dennis M. Jones
                                                  Title: President
Date: May 15, 1998



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